UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
October 2, 2009
Date of report (Date of earliest event reported)
HUBBELL INCORPORATED
(exact name of registrant as specified in its charter)

CONNECTICUT	1-2958	06-0397030

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)
584 Derby Milford Road, Orange, Connecticut 06477-0589
(Address of Principal Executive Offices) (Zip Code)
(203) 799-4100
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01 Completion of Acquisition or Disposition of Assets.
On October 2, 2009, Hubbell Switch Holding Co., Inc. (the “Buyer”), an indirect wholly owned subsidiary of Hubbell Incorporated (the “Company”), completed the previously announced acquisition of FCI Americas, Inc. (the business known as “Burndy®”, a North American designer and manufacturer of connectors, cable accessories and application tooling serving the power utility industry and the construction, maintenance and repair markets ) on the terms previously disclosed in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2009.
A copy of the Company’s press release announcing the consummation of the transaction is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
ITEM 9.01 Financial Statements and Exhibits.

EXHIBIT
NO.	DOCUMENT DESCRIPTION

99.1	Press Release of Hubbell Incorporated, dated October 5, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUBBELL INCORPORATED
By:	/s/ Richard W. Davies
Name: Richard W. Davies
Title: Vice President, General Counsel and Secretary

Date: October 5, 2009

EXHIBIT INDEX

EXHIBIT
NO.	DOCUMENT DESCRIPTION

99.1	Press Release of Hubbell Incorporated, dated October 5, 2009

4